CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-AGE1

DERIVED INFORMATION   4/20/05

$284,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$284,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-AGE1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that my vary from the actual characteristics of the pool . Neither Credit Suisse First Boston LLC not the Depositor have verified these analyses, calculations or valuations or present that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

The information contained in the tables below is approximate and is based on rolled scheduled balances as of the 4/01/05 cutoff date.  The final characteristics of the Mortgage Loans will be described in the prospectus supplement.   Less than 4.9% of the Mortgage Loans, calculated based on thirty-day contractual delinquencies as of 3/31/05, will be thirty days delinquent.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,883
Total Outstanding Loan Balance	$284,001,402*	Min	Max
Average Loan Current Balance	$48,275	$585	$347,426
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	10.10%	5.50%	15.99%
Weighted Average FICO (Non-Zero)	582
Weighted Average Age (Months)	61
% First Liens	90.1%
% Second Liens	9.9%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$284,001,402]

**

Note, for second liens, CLTV is employed in this calculation.

1.

Current Rate

Current Rate	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM
0.001 - 9.500	1,713	102,911,042	60,077	36.2	64	8.76	247
9.501 - 10.000	899	48,120,231	53,526	16.9	61	9.81	252
10.001 - 10.500	651	34,139,136	52,441	12.0	58	10.30	260
10.501 - 11.000	743	35,091,468	47,229	12.4	58	10.80	254
11.001 - 12.000	1,054	40,454,219	38,382	14.2	58	11.53	241
12.001 - 13.000	531	16,839,977	31,714	5.9	58	12.48	234
13.001 >=	292	6,445,328	22,073	2.3	63	13.75	194
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247

Current Rate	WA FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
0.001 - 9.500	594	78.0	78.0	48.1	0.0	90.4	90.9	79.4	1.6	0.0
9.501 - 10.000	581	81.0	81.0	47.8	0.0	82.6	91.4	76.5	4.8	0.0
10.001 - 10.500	581	82.7	82.7	47.8	0.0	82.5	90.7	72.7	6.4	0.0
10.501 - 11.000	577	81.6	81.6	47.7	0.0	80.9	88.2	71.7	9.3	0.0
11.001 - 12.000	567	83.0	83.0	46.6	0.0	72.5	91.5	66.2	21.2	0.0
12.001 - 13.000	573	83.0	83.0	47.3	0.0	78.8	91.8	66.2	36.8	0.0
13.001 >=	575	84.3	84.3	46.8	0.0	79.1	90.5	53.3	62.1	0.0
Total:	582	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

2.

FICO

FICO	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
<= 0	150	7,313,671	48,758	2.6	72	10.06	237	0
1 – 500	458	26,414,219	57,673	9.3	60	10.15	265	481
501 – 525	690	36,130,067	52,362	12.7	60	10.38	262	514
526-550	811	41,766,179	51,500	14.7	60	10.32	256	538
551 – 575	857	43,322,825	50,552	15.3	62	10.11	249	562
576 – 600	628	30,453,360	48,493	10.7	61	10.10	245	587
601-625	528	23,918,470	45,300	8.4	63	10.04	241	613
626 – 650	537	24,338,069	45,322	8.6	61	10.04	238	638
651 >=	1,224	50,344,542	41,131	17.7	60	9.77	229	695
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

FICO	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
<= 0	81.6	81.6	49.1	0.0	94.3	90.3	76.9	9.6	0.0
1 – 500	82.5	82.5	48.1	0.0	87.3	92.7	73.1	6.1	0.0
501 – 525	82.2	82.2	48.5	0.0	85.6	97.5	74.8	7.1	0.0
526-550	82.4	82.4	48.0	0.0	82.9	96.6	76.5	9.2	0.0
551 – 575	80.6	80.6	47.5	0.0	82.0	95.3	72.6	9.0	0.0
576 – 600	79.3	79.3	47.6	0.0	82.2	95.9	74.5	12.0	0.0
601-625	79.1	79.1	47.1	0.0	80.2	93.9	74.7	12.8	0.0
626 – 650	80.8	80.8	47.7	0.0	83.0	81.0	72.6	11.0	0.0
651 >=	78.3	78.3	46.8	0.0	82.5	76.4	72.1	12.4	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

3.Balance

Balance	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
0.01 - 50,000.00	3,577	97,183,277	27,169	34.2	63	10.58	196	592
50,000.01 -75,000.00	1,298	79,250,592	61,056	27.9	61	10.09	261	578
75,000.01 - 100,000.00	570	48,815,795	85,642	17.2	61	9.75	278	579
100,000.01 - 125,000.00	230	25,465,693	110,720	9.0	59	9.72	286	579
125,000.01 - 150,000.00	109	14,745,309	135,278	5.2	54	9.44	295	576
150,000.01 - 175,000.00	57	9,195,283	161,321	3.2	59	9.72	281	569
175,000.01-200,000.00	17	3,148,860	185,227	1.1	47	9.79	306	570
200,000.01 -225,000.00	9	1,917,623	213,069	0.7	57	9.59	289	588
225,000.01-250,000.00	8	1,896,343	237,043	0.7	52	9.43	270	592
250,000.01 - 275,000.00	2	514,965	257,483	0.2	41	8.91	319	541
275,000.01 - 300,000.00	3	876,702	292,234	0.3	57	9.11	303	540
300,000.01 - 325,000.00	1	314,429	314,429	0.1	47	11.90	313	516
325,000.01 - 350,000.00	2	676,531	338,265	0.2	61	8.81	299	547
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

Balance	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
0.01 - 50,000.00	75.7	75.7	46.4	0.0	75.8	91.4	69.9	25.7	0.0
50,000.01 -75,000.00	81.3	81.3	48.0	0.0	84.1	89.6	79.4	2.4	0.0
75,000.01 - 100,000.00	83.1	83.1	48.4,	0.0	89.7	91.0	75.6	1.2	0.0
100,000.01 - 125,000.00	83.9	83.9	48.2	0.0	90.7	90.7	73.8	0.9	0.0
125,000.01 - 150,000.00	86.6	86.6	48.8	0.0	91.7	93.5	71.6	0.9	0.0
150,000.01 - 175,000.00	86.4	86.4	49.0	0.0	91.2	87.8	62.9	1.8	0.0
175,000.01-200,000.00	89.2	89.2	49.7	0.0	94.0	94.4	71.3	5.7	0.0
200,000.01 -225,000.00	81.2	81.2	49.1	0.0	77.8	66.8	55.3	0.0	0.0
225,000.01-250,000.00	90.8	90.8	48.2	0.0	74.1	100.0	100.0	0.0	0.0
250,000.01 - 275,000.00	97.5	97.5	47.5	0.0	100.0	100.0	100.0	0.0	0.0
275,000.01 - 300,000.00	90.0	90.0	44.3	0.0	66.4	100.0	66.8	0.0	0.0
300,000.01 - 325,000.00	67.8	67.8	50.0	0.0	100.0	100.0	0.0	0.0	0.0
325,000.01 - 350,000.00	75.9	75.9	50.0	0.0	100.0	100.0	100.0	0.0	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

4.

Original LTV

Original LTV	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
<= 0.0	225	5,033,77	22,372	1.8	73	10.82	149	616
0.1-80.0	3,277	150,772,892	46,009	53.1	63	9.83	239	588
80.1 - 65.0	806	44,698,006	55,457	15.7	60	10.27	257	569
85.1 - 90.0	680	44,902,764	66,034	15.8	60	10.33	268	564
90.1 - 95.0	127	5,425,723	42,722	1.9	52	10.58	244	592
95.1 - 100.0	768	33,168,225	43,188	11.7	53	10.63	260	593
Total:	5,883	284,001,40	48,275	100.0	61	10.10	247	582

Original LTV	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
<= 0.0	0.0	0.0	45.3	0.0	9.4	97.2	7.4	70.0	0.0
0.1-80.0	72.1	72.1	47.3	0.0	82.3	89.2	78.3	6.1	0.0
80.1 - 65.0	84.5	84.5	48.5	0.0	89.2	94.6	74.5	10.0	0.0
85.1 - 90.0	89.7	89.7	47.7	0.0	81.3	95.3	74.7	2.2	0.0
90.1 - 95.0	94.2	94.2	47.9	0.0	90.1	91.2	74.7	23.3	0.0
95.1 - 100.0	99.6	99.6	48.3	0.0	94.2	85.7	62.3	26.6	0.0
Total:	80.8	80.8	47.7	0.0	83.5	90.8	73.9	9.9	0.0

5.

Stated or Reduced

Stated or Reduced	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
Unavailable	5,883	284,001,402	48,275	100.0	61	10.10	247	582
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

Stated or Reduced	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Unavailable	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

6.

Investment & Second Home

Investment & Second Home	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
Second Home	32	1,490,323	46,573	0.5	57	10.46	269	599
Investor	157	6,449,139	41,077	2.3	61	10.13	248	599
Other	5,694	276,061,940	48,483	97.2	61	10.10	247	582
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

Investment & Second Home	WA LTV	WA CBLTV	WA DTI	FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Second Home	78.9	78.9	48.1	0.0	0.0	86.6	53.2	5.0	0.0
Investor	66.8	66.8	44.4	0.0	0.0	68.5	84.1	2.5	0.0
Other	81.0	81.0	47.7	0.0	85.9	91.3	73.8	10.1	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

7.

CashOut

CashOut	COUNT	TOTAL SCHEDBAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
Refinance - Cashout	4,069	209,869,622	51,578	73.9	60	10.01	248	582
Other	1,814	74,131,780	40,866	26.1	62	10.37	247	584
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

CashOut	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Refinance - Cashout	79.8	79.8	47.4	0.0	81.6	91.8	100.0	4.7	0.0
Other	83.0	83.0	48.6	0.0	88.7	87.8	0.0	24.8	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

8.

Condo or 2-4 Family

Condo or 2-4 Family	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
Condo	31	1,222,874	39,448	0.4	57	9.28	251	584
2 Family	126	6,773,731	53,760	2.4	63	9.95	254	575
3-4 Family	41	3,153,385	76,912	1.1	61	9.73	276	576
Other	5,685	272,851,412	47,995	96.1	61	10.12	247	583
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

Condo or 2-4 Family	WA LTV	WA CBLTV	WA DTI	FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Condo	70.8	70.8	46.0	0.0	90.1	0.0	73.3	15.8	0.0
2 Family	76.3	76.4	48.8	0.0	87.1	0.0	74.3	7.9	0.0
3-4 Family	75.9	75.9	47.1	0.0	68.1	0.0	70.2	7.0	0.0
Other	80.8	80.8	47.7	0.0	83.5	94.5	73.9	10.0	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

9.

Rate Type

Rate Type	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
Fixed Rate	5,883	284,001,402	48,275	100.0	61	10.10	247	582
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

Rate Type	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
Fixed Rate	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

10.

State

State	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
California	20	940,617	47,031	0.3	55	10.73	195	619
Georgia	182	9,824,955	53,983	3.5	60	10.01	236	577
Massachusetts	60	2,174,177	36,236	0.8	68	9.99	205	582
New York	328	14,639,792	44,634	5.2	66	10.12	224	592
Other	5,293	256,421,861	48,445	90.3	60	10.11	250	582
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582

State	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
California	75.3	75.3	48.6	0.0	90.0	98.0	54.4	35.2	0.0
Georgia	80.8	80.8	48.2	0.0	83.6	93.3	82.3	8.8	0.0
Massachusetts	78.2	78.2	48.9	0.0	88.7	85.7	58.6	24.7	0.0
New York	73.7	73.7	47.8	0.0	77.0	81.9	78.3	14.4	0.0
Other	81.0	81.1	47.6	0.0	83.8	91.2	73.5	9.5	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0

11.

DTI

DTI	COUNT	TOTAL SCHED_BAL	AVG SCHED_BAL	% SCHED_BAL	SEASONING	WAC	WARM	WA FICO
0.000 - 9.999	233	5,052,234	21,683	1.8	72	10.74	148	617
10.000 - 19.999	55	1,558,648	28,339	0.5	53	10.30	233	606
20.000 - 29.999	154	5,489,885	35,649	1.9	53	10.27	216	590
30.000 - 39.999	262	10,579,782	40,381	3.7	52	10.59	240	580
40.000-49.999	1,533	59,612,661	38,886	21.0	61	10.08	233	605
50.000>=	3,646	201,708,193	55,323	71.0	61	10.06	255	575
Total:	5,883	284,001,402	48,275	100.0	61	10.10	247	582,

DTI	WA LTV	WA CBLTV	WA DTI	% FULL DOC	% PRIMARY	% SFR & PUD	% CASHOUT	% 2nd Lien	% IO
0.000 - 9.999	87.2	87.2	8.0	0.0	0.2	98.6	1.7	65.3	0.0
10.000 - 19.999	65.8	65.8	17.1	0.0	5.1	100.0	97.1	4.4	0.0
20.000 - 29.999	72.6	72.6	24.9	0.0	5.2	98.7	97.5	10.4	0.0
30.000 - 39.999	78.0	78.0	34.8	0.0	5.3	96.9	96.4	9.9	0.0
40.000-49.999	80.0	80.0	45.0	0.0	64.9	84.5	71.9	18.8	0.0
50.000>=	81.3	81.3	50.0	0.0	97.9	91.8	74.3	5.9	0.0
Total:	80.6	80.6	47.7	0.0	83.5	90.8	73.9	9.9	0.0